Seasonality of revenue (Details) - adidas £ in Millions	Aug. 01, 2015 GBP (£) item
Information about adidas agreement
Number of consecutive seasons of non-participation in Champions League that would impact guarantee payable by adidas | item	2
Term of agreement (in years)	10 years
Minimum guarantee payable by parties under agreement	£ 750
Maximum increase in guarantee payable per year	£ 4
Maximum possible percentage of reduction in guarantee per year	30.00%